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                                                                    EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of BJ Services Company on Form S-4 of our reports dated November 22, 1994, appearing and incorporated by reference in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




DELOITTE & TOUCHE LLP



Houston, Texas
March 9, 1995